UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported): October 30, 2009

IDEARC INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32939	20-5095175
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261

(Address of Principal Executive Offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item. 1.01                                          Entry into a Material Definitive Agreement.

Master Outsourcing Services Agreement

On October 30, 2009, Idearc Media Services — West Inc. (“Idearc West”), a subsidiary of Idearc Inc. (the “Company”), entered into a Master Outsourcing Services Agreement (the “Agreement”) with Tata American International Corporation and TATA Consultancy Services Limited (collectively, “TATA”) pursuant to which TATA will provide internal publishing and production functions to Idearc West to achieve significant long-term operational cost savings, variable costs, and increased flexibility to adapt to changing technology and business needs.  Idearc West will pay to TATA approximately $55.6 million in fees for services provided pursuant to the Agreement for a term of five years.

Idearc West has the right to terminate the Agreement for convenience (must pay a termination fee) or upon a change in control.  Idearc West may also terminate the Agreement for cause.  TATA may terminate the Agreement due to non-payment.  Upon any termination, TATA is required to provide up to 15 months of termination assistance services.  In addition, Idearc West may extend the Agreement’s initial five year term for up to two additional one-year periods.  Pricing terms in any extension period will be renegotiated by the parties.

Prior to executing the Agreement, Idearc West and TATA had an existing information technology relationship.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by the actual text of the Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Master Outsourcing Services Agreement, dated October 30, 2009 **

*                                         Portions of this exhibit have been omitted pursuant to a request for an order granting confidential treatment by the Securities and Exchange Commission.

**                                  The Company agrees to furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEARC INC.

	By:	/s/ Cody Wilbanks
		Name:	Cody Wilbanks
		Title:	Executive Vice President —
General Counsel and Secretary
Date: November 5, 2009

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Master Outsourcing Services Agreement, dated October 30, 2009 **

*                                         Portions of this exhibit have been omitted pursuant to a request for an order granting confidential treatment by the Securities and Exchange Commission.

**                                  The Company agrees to furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.